Investor Presentation March 2016

Disclaimer • Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify such forward-looking statements. These forward-looking statements are based on management's current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of the company’s revenue, earnings and other financial and operational measures, company debt levels, ability to repay outstanding indebtedness, payment of dividends, and future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. • Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; changes in law and regulation applicable to the lodging and franchising industries; foreign currency fluctuations; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; the commercial acceptance of our SkyTouch division’s products and services; our ability to grow our franchise system; exposure to risks relating to development activities; fluctuations in the supply and demand for hotels rooms; our ability to realize anticipated benefits of acquired businesses; the level of acceptance of alternative growth strategies we may implement; cyber security and data breach risks; operating risks associated with our international operations; the outcome of litigation; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on February 29, 2016. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Page 2 Investor Presentation

Company Overview Page 3 Investor Presentation

Choice Hotels Overview

Strong, growing, global hotel franchising business

- Growing U.S. hotel market share
  - 9.8% share of branded U.S. hotels (+30 basis points over trailing 5 years)*
  - 2nd largest U.S. hotelier*
- Well-known, diversified brands
- Global pipeline of 720 hotels, ~58,000 rooms

Highly attractive business model with strong financial returns

- Stable, profitable, long-term growth through economic cycles
- Cumulative free cash flows of ~1.8 billion since 1998**
  - $2.3 billion returned to shareholders through share repurchases and quarterly and special cash dividend
- Capital "light" model generates strong after-tax returns on invested capital

Geographic property distribution - rooms (Dec 31, 2015)


South America 1.7%
Mexico 0.6%
Asia Pacific 4.1%
Middle East 0.0%
Canada 5.2%
Central America 0.3%
Europe 9.2%
United States & Caribbean 78.9%

Chain scale mix - rooms (Domestic Open as of Dec 31, 2015)


Extended Stay 2.7%
Upscale 3.1%
Economy 20.4%
Upper midscale 39.4%
Midscale 34.3%

Source: Choice Internal Data as of December 31, 2015.
**Based on number of hotels as December 2015 (Smith Travel Research).*
***Free cash flow defined as net cash provided by operating activities less net cash provided by investing activities.*

Page 4 Investor Presentation

CHOICE HOTELS

Diversified global footprint Page 5 Investor Presentation United States & Caribbean Hotels open 5,276 Hotels under development 606 Rooms open & under dev. 446,813 Canada Hotels open 323 Hotels under development 45 Rooms open & under dev. 30,135 South America Hotels open 64 Hotels under development 7 Rooms open & under dev. 9,737 Asia Pacific Hotels open 315 Hotels under development 25 Rooms open & under dev. 23,289 Europe Hotels open 402 Hotels under development 31 Rooms open & under dev. 50,388 Mexico Hotels open 28 Hotels under development 4 Rooms open & under dev. 3,219 Central America Hotels open 14 Hotels under development 0 Rooms open & under dev. 1,468 Middle East Hotels open 1 Hotels under development 2 Rooms open & under dev. 564 Source: Choice Internal Data as of December 31, 2015. The Company includes its Caribbean properties within domestic operating statistics.

Page 6 Investor Presentation Portfolio Overview Brand Number of properties Number of rooms Occupancy (%) Average daily room rate (ADR) RevPAR Upscale 112 9,455 58.5% $127.27 $74.47 25 3,113 NA(a) NA(a) NA(a) Upper Midscale 1,156 89,545 65.0% 89.68 58.25 569 43,949 68.3% 93.89 64.16 175 24,449 57.2% 79.85 45.63 Midscale 377 27,047 63.9% 80.41 51.41 1,379 110,116 58.2% 75.06 43.69 Extended Stay 52 3,846 67.1% 77.02 51.71 62 6,994 75.5% 47.61 35.95 Economy 856 52,978 53.5% 59.61 31.90 513 28,880 56.3% 59.75 33.64 Total / Average 5,276 400,372 61.1% $79.86 $48.78 International 1,147 107,111 Total 6,423 507,483 (a) Statistics for average occupancy percentage, ADR, and RevPAR have been excluded for years in which the brand did not have at least 25 units open and operating. Note: Number of properties and rooms are as of December 31, 2015. Operating statistics are trailing twelve months as of December 31, 2015. Source: Company’s public filings, management data

Page 7 Investor Presentation Franchise Portfolio Growth • Worldwide unit growth has increased at a CAGR of 0.9% over the last 5 years • Executed a total of 630 new domestic hotel franchise contracts in 2015. Worldwide hotels* • Current domestic pipeline consists of 606 hotels, representing 46,441 rooms. • 397 hotels under construction or awaiting development • 209 hotels awaiting conversion *As of December, 31, 2015. Source: Company’s public filings Domestic pipeline* Upscale Midscale Extended Stay Economy 121 43 47 98 81 58 9 60 13 27 49 New Construction Conversion 6,142 6,178 6,243 6,340 6,379 6,423 6,000 6,050 6,100 6,150 6,200 6,250 6,300 6,350 6,400 6,450 2010 2011 2012 2013 2014 2015

Page 8 Investor Presentation Strategy for Choice’s brands, growth and shareholders • Improve and Grow Brands – Increase portfolio profitability of the Comfort brand family – Refresh Sleep Inn to improve long-term brand growth potential – Invest in and expand emerging brands/segments – Cambria, Ascend, International • Capture Greater Share of Reservations Via Central Channels – Grow Choice Privileges loyalty program – target over 3.6 million new members in 2016, worldwide – Continue to enhance ChoiceHotels.com to increase traffic and conversion – Improve property-level performance by driving greater mid-week travel • Allocate Free Cash Flows To “Best And Highest” Use – Continue effective long-term capital allocation practices by optimizing balance sheet leverage, share repurchase and dividend policy – Leverage financial capacity/strength to support expansion of emerging brands, to improve the flagship Comfort brand and to grow the SkyTouch and vacation rental divisions – Continue to evaluate opportunities to enter new segments that leverage core competencies

Page 9 Investor Presentation Investment Highlights

Page 10 Investor Presentation Investment Highlights Established hotel franchising platform with global scale Resilient fee-for service business model with stable cash flows Strong, growing loyalty program Effective central reservation system Strong pipeline expected to continue to grow as global economy improves Asset light franchising model with strong returns on investment Strong and growing brand awareness

Page 11 Investor Presentation Established hotel franchising platform with global scale One of the largest hoteliers… … with a significant number of rooms in the portfolio Source: Various public companies’ filings as of December 31, 2015. 7,812 6,423 5,032 4,565 4,366 3,873 1,282 886 599 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 WYN CHH IHG HLT MAR ACC HOT LQ H H o te ls 751,350 746,523 744,368 678,042 511,517 507,483 362,300 159,336 87,500 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 HLT MAR IHG WYN ACC CHH HOT H LQ R o o m s

Page 12 Investor Presentation Resilient fee-for-service business model with stable cash flows Source: Smith Travel Research, Management data, December 31, 2015. $0 $50 $100 $150 $200 $250 $300 $350 $400 (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 CHH RevPAR Change STR Chain Scale (Supply Weighted) Industry RevPAR CHH Franchising Revenue

Page 13 Investor Presentation Strong, growing loyalty program Choice Privileges revenue as percent of domestic gross room revenues* • Comprehensive loyalty rewards program • 25 million members worldwide – contribute approximately 1/3 of domestic gross room revenues • ~3.2 million new members added worldwide in 2015 • Delivers incremental business to all Choice brand hotels • Important selling point for franchise sales (m e m b e rs in m ill io n s ) Loyalty program Source: Company’s public filings, Management data as of December 31, 2015. * 2001-2008 Data excludes Econo Lodge and Rodeway Inn brands. 8.3% 10.0% 12.2% 15.3% 16.2% 17.9% 20.3% 22.0% 25.6% 28.7% 27.1% 28.9% 31.5% 31.0% 32.4% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 92 54 51 25 25 22 21 20 11 IHG MAR HILT CHH ACC WYN HOT H LQ

Effective marketing and central reservation system

Description

- Consists of the telephone reservation system, proprietary internet site, mobile phone applications, global distribution systems and other internet reservation sites
- Central Reservation System ("CRS") provides a data link to the Company's franchised properties and to airline reservation systems
- Offers rooms for sale on the Company's own internet site, as well as other travel companies

Size, scale and distribution

- Expertise and innovation in online, targeted interactive marketing to influence guest hotel stay decisions
- Powerful advertising campaigns
- Focus on driving guests to Choice central channels
- Facilitate "one-stop" shopping
- Reservation agents can match each caller with a Choice-branded hotel
- Over $485 million in annual marketing and reservation spending

Domestic franchise system gross room revenue source



Travel agent (GDS) 4.6%
Voice (call centers) 4.7%
Internet 33.8%
Direct Reservation 56.9%

Domestic Choice CRS net room revenue



$1,501
$1,660
$1,876
$2,022
$2,375
$2,813
2010
2011
2012
2013
2014
2015

Source: Company's public filings, Management data as of December 31, 2015.

Page 14 Investor Presentation

CHOICE HOTELS

Page 15 Investor Presentation Strong pipeline expected to continue to grow as the global economy improves Historical international pipeline Historical domestic pipeline Source: Company’s public filings, Management data as of December 31, 2015. 0 50 100 150 200 250 300 350 400 450 500 Conv. New Const. Conv. New Const. Conv. New Const. Conv. New Const. Conv. New Const. 2011 2012 2013 2014 2015 D o m e s ti c p ip e lin e Comfort Inn Comfort Suites Sleep Quality Clarion Econo Lodge Rodeway MainStay Suburban Ascend Collection Cambria 240 240 326 184 397 131 209 158154 277 0 10 20 30 40 50 60 Conv. New Const. Conv. New Const. Conv. New Const. Conv. New Const. Conv. New Const. 2011 2012 2013 2014 2015 In te rn a tio n a l p ip e lin e Comfort Inn Comfort Suites Sleep Quality Clarion Econo Lodge Rodeway MainStay Suburban Ascend Collection Cambria 42 40 45 34 43 47 36 57 60 54

Page 16 Investor Presentation Asset light franchising model with strong returns on investment Capital light model generates strong after-tax returns on invested capital 100% of the properties are franchised Source: Company’s public filings, Management data as of December 31, 2015. 15.2% 16.1% 14.7% 19.5% 27.6% 36.7% 49.7% 62.9% 78.5% 68.8% 59.5% 45.9% 45.0% 43.8% 43.1% 38.0% 36.6% 33.1% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 100% 99% 84% 70% 85% 50% 47% 24% 62% 0% 1% 16% 26% 12% 47% 47% 43% 0% 0% 4% 3% 2% 7% 33% 38% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% CHH WYN IHG MAR HILT HOT H ACC LQ H o te ls Franchised Managed Owned / Leased

Page 17 Investor Presentation Strong and consistent brand awareness ® ® ® ® ® ® ® ® ® Source: Millward Brown, December 2015. 98% 92% 73% 93% 78% 88% 64% 45% 22% 29% 71% 2015

Page 18 Investor Presentation Financial Overview

Page 19 Investor Presentation Recent performance  Choice’s franchise business model provides stable, growing cash flows, driven primarily through unit expansion, RevPAR growth and effective royalty rate growth • Choice has experienced consistent revenue growth over the past eight quarters. Franchising Revenue Growth Adjusted EBITDA Growth Source: Company’s public filings. • Domestic and international unit growth and improvement in operating performance continues to drive profitability • Strong and predictable EBITDA performance allows for investment in ancillary growth opportunities $205.3 $209.6 $214.9 $218.7 $223.9 $224.6 $228.0 $235.6 $236.9 $185 $190 $195 $200 $205 $210 $215 $220 $225 $230 $235 $240 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 ($ in m ill io n s ) $317.0 $321.2 $328.2 $335.7 $344.8 $350.6 $355.4 $361.6 $366.7 $290 $300 $310 $320 $330 $340 $350 $360 $370 $380 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 ($ in m ill io n s )

Page 20 Investor Presentation Historical Operating Metrics RevPAR & occupancy Total worldwide rooms Source: Company’s public filings. $36.29 $38.63 $40.94 $42.20 $45.80 $48.78 51.5% 53.7% 55.6% 56.4% 59.5% 61.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2010 2011 2012 2013 2014 2015 O c c u p a n c y (% ) R e v P A R RevPAR (domestic) Occupancy 495,145 497,205 499,253 506,058 505,278 507,483 488,000 490,000 492,000 494,000 496,000 498,000 500,000 502,000 504,000 506,000 508,000 510,000 2010 2011 2012 2013 2014 2015 Total rooms (global)

Page 21 Investor Presentation Historical Financial Overview Franchising Revenue Source: Company’s public filings. Adjusted EBITDA $169.2 $180.0 $201.2 $205.3 $223.9 $236.9 $- $50 $100 $150 $200 $250 2010 2011 2012 2013 2014 2015 ($ in m ill io n s ) $263.7 $286.5 $303.1 $317.0 $344.8 $366.7 $0 $50 $100 $150 $200 $250 $300 $350 $400 2010 2011 2012 2013 2014 2015 ($ in m ill io n s )

Page 22 Investor Presentation Historical Financial Overview *Capital expenditures reflect tenant improvements related to the Company leasing extra space for a new technology center in Phoenix, AZ and the relocation of the Company’s corporate offices to Rockville, MD during 2010 and 2013 respectively. Source: Company’s public filings Capital Expenditures $24.4 $10.9 $15.4 $33.4 $20.9 $27.8 $0 $5 $10 $15 $20 $25 $30 $35 $40 2010* 2011 2012 2013* 2014 2015

Page 23 Investor Presentation Questions and Answers

Disclaimer Adjusted earnings before interest, taxes depreciation and amortization (EBITDA), return on average invested capital (ROIC), franchising revenues and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement. Page 24 Investor Presentation

Franchising Revenues Page 25 Investor Presentation Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended ($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31, 2015 2014 2013 2012 2011 2010 Total Revenues $ 859,878 $ 757,970 $ 724,650 $ 692,728 $ 640,602 $ 599,147 Adjustments: - - - - - - Marketing and Reservation (488,763) (412,619) (407,633) (389,678) (354,152) (335,428) Non-franchising activities (4,416) (600) (33) - - - Franchising Revenues $ 366,699 $ 344,751 $ 316,984 $ 303,050 $ 286,450 $ 263,719

Return on Invested Capital Page 26 Investor Presentation

Adjusted EBITDA Page 27 Investor Presentation